Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated November 14, 2023 to the Currently Effective Prospectuses

for the following series of the Trust

(Each, a “Fund,” and collectively, the “Funds”)

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Strategy

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – Jan/Jul

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – Feb/Aug

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – Mar/Sep

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – May/Nov

Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund – Jun/Dec

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Strategy

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - May/Nov

Milliman 1-Year Floored S&P 500 with Par Up Outcome Strategy

Milliman 1-Year Floored S&P 500 with Par Up Outcome Fund - Dec

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Strategy

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund – Apr (I)

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund – Jul (I)

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectuses.

The Board of Trustees (the “Board”) of the Milliman Variable Insurance Trust (the “Trust”) has approved a Plan of Liquidation for the Funds, which provides for the complete liquidation of the Funds and the redemption of the Funds’ outstanding shares. The liquidation of each Fund (except for the liquidation of the Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec) is expected to be completed on or about November 28, 2023, and the liquidation of the Milliman 6-Month Buffered S&P 500 with Par Up Outcome Fund - Jun/Dec is expected to be completed on or about December 28, 2023 (with respect to each Fund, the “Liquidation Date”). Effective upon the open of business on November 15, 2023 (the “Closed Offering Date”), the Funds will close to new investments, including from new insurance company separate accounts or other qualified investors and additional purchases from existing insurance company separate accounts or other qualified investors.

Investors should be aware that while each Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders of record. Accordingly, each Fund may immediately begin transitioning its portfolio to cash or otherwise invest up to 100% of its assets in the Collateral Portfolio. In addition, if the Outcome Period for a Fund ends between the date of this supplement and that Fund's Liquidation Date, a new Outcome Period may not commence, which would result in that Fund investing entirely in cash and/or other securities comprising the Collateral Portfolio from the conclusion of its current Outcome Period until its Liquidation Date. There is no guarantee that any Fund will achieve its Outcomes prior to its Liquidation Date.

Because Fund shares are available as underlying investment options for variable contracts issued by insurance companies, it is anticipated that each contract owner will receive additional information from their insurance company or other financial intermediary about what options the contract owner has for the assets held in a Fund. Contract owners should refer to any documents provided by their insurance company or other financial intermediary concerning the effect of the liquidations of the Funds and any steps they may need to take as a result thereof. In addition, notwithstanding the Closed Offering Date, contract owners should understand that their insurance company may have an earlier cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.

Because shares of the Funds are only eligible to be held by insurance company separate accounts funding variable contracts and other qualified investors, the liquidations are not expected to be considered taxable events to contract owners. Contract owners should consult their personal tax advisor concerning their particular tax circumstances.

Investors should retain this supplement for future reference.